Advances to Suppliers, Net	12 Months Ended
Dec. 31, 2020
Advances To Suppliers Net [Abstract]
ADVANCES TO SUPPLIERS, NET

NOTE 6 – ADVANCES TO SUPPLIERS, NET

Advances to suppliers include prepayments for raw materials used for production and construction materials for the Company’s construction projects, which consisted of the following:

	December 31, 2020	December 31, 2019
Raw material prepayments for equipment production	$1,203,451	$584,655
Construction material prepayments	2,302,094	1,943,755
Land reclamation prepayments	427,219	437,980
Advances to construction subcontractors	469,460	400,187
Total:	4,402,223	3,366,577
Less: allowances for doubtful accounts	(2,830,556)	(916,948)
Advances to suppliers, net, third parties	$1,571,667	$2,449,629

Our suppliers generally require refundable prepayments from us before delivery of goods or service. It usually takes 3 to 6 months for the suppliers to deliver raw material for our equipment production and takes up to 6 to 12 months for the suppliers to deliver the construction materials. The prepayment is necessary to secure the supply in the market or secure a favorable price. For the Company’s December 31, 2020 net advance to suppliers balance, approximately $484,793 million, or 11% has been realized as of the date of this report and the remaining balance is expected to be substantially realized before December 31, 2021.

The changes of allowance for doubtful accounts for the years ended December 31, 2020 and 2019 are as follow:

	December 31, 2020	December 31, 2019
Beginning balance	$916,948	$627,614
Bad debt provision	1,749,000	299,586
Foreign exchange translation	164,608	(10,252)
Ending balance	$2,830,556	$916,948